Exhibit 10.1

APPENDIX 1

Atakam Group Inc.

List of assets

1.	Website (currently forwarded to a new domain bluewaterpetroleum.com).

2.	Equipped office at 1103 Old Town Ln, Ste 16, Cheyenne, WY 82009.

3.	Telephone / fax lines with IVR.

4.	Fully established certified engineering documentation for Thermal Destruction Plants:

a.	TDP 2-200. Certificate of conformity from TUV Nord (Germany).
b.	TDP 2-800. Certificate of conformity from TUV Nord (Germany).
c.	TDP 2-2000. Certificate of conformity from TUV Nord (Germany).

5.	Strategic partnership agreement with Pyrolysis Technology Group SIA.

6.	Customer’s reference list of Pyrolysis Technology Group SIA.

7.	Business Plan for tire recycling plant.

8.	Eurasia Patent organization (EAPO). Patent #030255. Publications: (43) 2016.07.29 (86) PCT/RU2015/000422 (87) WO 2017/007361 2017.01.12

1

ЕВРАЗИЙСКАЯ ПАТЕНТНАЯ ОРГАНИЗАЦИЯ
ЕВРАЗИЙСКОЕ ПАТЕНТНОЕ ВЕДОМСТВО

ЕВРАЗИЙСКИЙ ПАТЕНТ

ЕВРАЗИЙСКИЙ ПАТЕНТ

№ 030255

Название изобретения:

«УСТАНОВКА ДЛЯ ПЕРЕРАБОТКИ ОРГАНИЧЕСКОГО СЫРЬЯ СПОСОБОМ ПИРОЛИЗА»

Патентовладелец (льцы):

ЛАДЫГИН КОНСТАНТИН ВЛАДИМИРОВИЧ;
СТОМПЕЛЬ СЕМЁН; ЯНКОВОЙ ДМИТРИЙ СЕРГЕЕВИЧ (RU)

Изобретатель (и):

Ладыгин Константин Владимирович, Стомпель Семён, Янковой Дмитрий Сергеевич (RU)

i-rec.ru

Заявка №:	201690367
Дата подачи заявки:	07 июля 2015 г.
Дата выдачи патента:	31 июля 2018 г.

Настоящим удостоверяется, что евразийский патент выдан на изобретение с формулой, опубликованной в Бюллетене Евразийского патентного ведомства «Изобретения (евразийские заявки и патенты)» № 7 / 2018 год.

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ТЛЕВЛЕСОВА Сауле Январбековна
Президент Евразийского патентного ведомства

ЕВРАЗИЙСКАЯ ПАТЕНТНАЯ ОРГАНИЗАЦИЯ
ЕВРАЗИЙСКОЕ ПАТЕНТНОЕ ВЕДОМСТВО

2

JECK & FLECK

EUROPEAN PATENT AND TRADEMARK ATTORNEYS

Dipl.-Ing. Anton JECK

Dr.-Ing. Hermann-Josef FLECK

Patent Attorneys of the Federal Republic of Germany

Professional Representatives before the European Patent Office

Professional Representatives before the European Union Intellectual Property Office

JFH
POBox 1469
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Germany

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E-Mail: info@jeckpatent.eu

01.2018
YANKOVOY Dmitriy Sergeevich
ul. Bolgarskaya, 72, kv. 89
65005 Odessa
Ukraine

УСТАНОВКА ДЛЯ – WO 7007361

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3

(12) МЕЖДУНАРОДНАЯ ЗАЯВКА, ОПУБЛИКОВАННАЯ В СООТВЕТСТВИИ С ДОГОВОРОМ О ПАТЕНТНОЙ КООПЕРАЦИИ (PCT)

(19) Всемирная Организация Интеллектуальной Собственности
Международное бюро

(43) Дата международной публикации
12 января 2017 (12.01.2017)

WIPO | PCT

(10) Номер международной публикации
WO 2017/007361 A1

(51) Международная патентная классификация:
C10B 47/44 (2006.01) *C10G 1/00* (2006.01)
C10B 7/10 (2006.01)

(21) Номер международной заявки: PCT/RU2015/000422

(22) Дата международной подачи: 07 июля 2015 (07.07.2015)

(25) Язык подачи: Русский

(26) Язык публикации: Русский

(72) Изобретатели; и
(71) Заявители : **ЛАДЫГИН, Константин Владимирович (LADYGIN, Konstantin Vladimirovich)** [RU/RU]; Красногвардейский пер., 15, лит. Д Санкт-Петербург, 197342, St.Petersburg (RU). **СТОМПЕЛЬ, Семен (STOMPEL, Semyon)** [US/US]; 203 Таун Ридж Лэйн Северная Каролина, Чапел Хилл, 27516, Chapel Hill (US). **ЯНКОВОЙ, Дмитрий Сергеевич (YANKOVOY, Dmitriy Sergeevich)** [UA/UA]; ул. Болгарская, 72, кв. 89, Одесса, 65005, Odessa (UA).

(74) Агент: **ФЕДОРОВ, Станислав Викторович (FEDOROV, Stanislav Viktorovich)**; а/я 20, Санкт-Петеребург, 196240, St.Petersburg (RU).

(81) Указанные государства *(если не указано иначе, для каждого вида национальной охраны)*: AE, AG, AL, AM, AO, AT, AU, AZ, BA, BB, BG, BH, BN, BR, BW, BY, BZ, CA, CH, CL, CN, CO, CR, CU, CZ, DE, DK, DM, DO, DZ, EC, EE, EG, ES, FI, GB, GD, GE, GH, GM, GT, HN, HR, HU, ID, IL, IN, IR, IS, JP, KE, KG, KN, KP, KR,

[продолжение на следующей странице]

(54) Title: PLANT FOR PROCESSING ORGANIC RAW MATERIAL USING PYROLYSIS METHOD

(54) Название изобретения : УСТАНОВКА ДЛЯ ПЕРЕРАБОТКИ ОРГАНИЧЕСКОГО СЫРЬЯ СПОСОБОМ ПИРОЛИЗА

23
102
6
7
8
28
11
10
12
107
25
9
29
13
14
15
1
3
101
2
26
4
27
17
18
16
19
24
5
105
106
104
103
20
21
22

Фиг. 1

(57) Abstract: A plant for processing organic raw material using a pyrolysis method contains a reactor (1); a loading hopper (2) for solid raw material; a loading screw conveyor (3); a loading reservoir (4) for liquid raw material; a loading pump (5); a smoke exhaust (7); a smoke flue (8), an intermediate screw conveyor (20); a storage container (21) for ash residue; an unloading screw conveyor (22); a vapour-gas mixture filter (9); a heat exchange device (10); a cooling device (11); a circulation pump (12) for a cooling liquid; a gas-liquid separator (13); a gas-drying column (14); a hydraulic valve (15); a storage tank (16); a residual-water separator (17); a tank for water (18); a fuel tank (19); a nitrogen source (23); and also pipelines, and the following, which are not shown in figure 1: a compressor for supplying air to a combustion chamber; shut-off and adjustment fittings; expansion containers and compensating containers; and an automated control system. If necessary, the plant can contain a device for flue gas purification (6); a catalytic reactor (25); and an electrical power unit (24) of a stand-alone power supply of the plant. The reactor (1) is an assembly for thermal destruction, and contains a substantially cylindrical pyrolysis chamber (107), in a lower portion of which a screw conveyor (101) is arranged, said screw conveyor providing for the supply of raw

[продолжение на следующей странице]

WO 2017/007361 A1

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